3rd Quarter 2023 Financial Data

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2022, include, among others: • Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, such as the COVID-19 pandemic or future pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, recession, supply chain issues, labor shortages, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the SEC.

3 Table of Contents HTLF Overview 4 HTLF Transformation 5-7 HTLF Strategic Focus 8-17 Financial Summary 18-40 Mission & Vision 41-44 Non-GAAP Reconciliations 45-55

> $20 Billion Asset Regional Bank > Headquartered in Denver - Operations Centered in Dubuque > 11 Distinct Banking Brands with Local Leadership > Consolidated Suite of Products and Services > Commercial & Small Business Focus Across Footprint > Consumer & Wealth Management Adjacent Businesses

HTLF
Strength. Insight. Growth.

HTLF's Transformation

Not the Old Heartland Financial

Where We Were - Heartland Financial

Consortium of 11 Community Banks

- Separate Legal Boards
- Separate Financial Filing Requirements
- One IT System / Separate Bank Instances

Dubuque Headquarters & Operations Center

M&A Centric Growth Strategy

- Completed 2-3 Acquisitions Per Year
- Constant Integration and Assimilation

Inconsistent Legacy Product and Services

Long-Tenured Board Lacked Multiple Diverse Qualities

Current / Future State - HTLF

$20 Billion Asset Regional Bank

- One Legal Board / Local Advisory Boards
- One Bank Charter, One Call Report, One ALCO/Treasury
- Fully Consolidated IT Systems

Denver Headquarters (largest banking market)

- Dubuque is Operations Center

Organic Growth Centric Strategies

- Led by Sales Management and Talent Acquisition (lift outs)
- Targeted Strategic M&A Efforts

Consistent Product and Services Offering

Diverse Board Comprised of Bankers and Subject Matter Experts

Strengthened Credit Process and Talent


Assets ($M)
9.8
20.1
FY 2017
3Q 2023


ROAA (%)
0.84
1.00
FY 2017
YTD 2023


Adj. Efficiency Ratio (%) [1]
65.4
59.0
FY 2017
YTD 2023


NPA's / Assets (%)
0.76
0.33
FY 2017
3Q 2023


CET1 Capital (%)
10.1
11.4
FY 2017
3Q 2023

1. See appendix for reconciliation of non-GAAP financial measures

5

6 Completed Charter Consolidation of 11 bank subsidiaries ▪ Projected restructuring costs of $18-$19 million; final expense expected to be incurred in 4Q2023 ▪ Benefits from consolidation expected to reach $20 million annually Exiting sub-scale businesses ▪ Sold $10 million consumer card portfolio in 2023 ▪ Sold mortgage servicing portfolio in 2023 ▪ Sold Retirement Plan Services recordkeeping business and partnered with third party to enhance technology capabilities in 2023 Branch Optimization ▪ 18% reduction in branches since December 2020 ▪ Square footage reduction underway ▪ Continued evaluation of future positioning with HTLF 3.0 HTLF 3.0 ▪ New strategic initiatives focused on organic growth, expense efficiencies, improved profitability and TCE growth to enhance shareholder value ▪ Balance sheet repositioning ($806M of AFS securities sales) announced in November 2023. Positioning HTLF For The Future Moving from HTLF 2.0 into HTLF 3.0

7 Strategic Balance Sheet Reposition Completed Mid November 2023 Securities Sold $806 million Approx. yield of 2.48% Approx. average life of 4.8 years Wholesale Funding Reduced1 Use of Proceeds Approx. COF of 5.50% Estimated One-Time Loss $97 million after tax $129 million pre-tax Net Interest Income > $24 million annually Approx. NIM up 28 bps Initial TCE Ratio Improvement 43 bps improvement TCE / TA projected > 6.1% 1. Wholesale funding includes wholesale deposits and short-term borrowings Transaction Highlights

Driving organic growth through Strategic Customer Acquisition and Retention in our core banking markets and leveraging our growing commercial expertise 8 Strategic Focus Enhancing our Customer Experience through technology investment, digital adoption and process improvements Ongoing Efficiency Improvements to Operate Effectively in all environments by consolidating charters, rationalizing our physical footprint to focus on our growth markets and leveraging technology Continuing to invest in our culture and Attracting and Retaining Talent enable us to best serve our customers and communities Guiding our growth through Prudent Risk Management and Credit Discipline with a conservative balance sheet and geographic diversification Goal: Driving Long-Term EPS Growth

Note: MSA - Metropolitan Statistical Area Note: MSA deposit data generated from S&P based on the FDIC Summary of Deposits data study as of 6/30/23 Large Metropolitan Markets (MSAs > 1M pop.) Rank in HTLF Market Market Deposits (M) Denver, CO 6 $4,260 Phoenix, AZ 11 $1,486 Kansas City, MO-KS 20 $753 Fresno, CA 11 $610 Minneapolis, MN 29 $543 9 Mid-Size Metropolitan Markets (MSAs < 1M pop.) Rank in HTLF Market Market Deposits (M) Dubuque, IA 1 $1,699 Rockford, IL 1 $1,456 Albuquerque, NM 6 $1,387 Lubbock, TX 6 $852 Madison, WI 14 $528 Large Markets Mid-size Markets Attractive & Diverse Geographic Markets Mix of High Growth and Stable Markets

10 Business strategy driven by local market expertise paired with middle market banking group Treasury Management Commercial Card Specialized Industries Food & Agribusiness Capital Markets Wealth Management Retirement Plan Services HTLF Go To Market Strategy Middle Market Banking Divisional Banks Providing Local Leadership Local Decision- Making

$2,135 $2,531 $2,535 $2,645 $3,464 $3,592 $1,274 $1,473 $1,776 $2,240 $2,265 $2,430 46% 48% 48% 50% 50% 51% C&I CRE: Owner Occ. % of Total Loans ex PPP 2018 2019 2020 2021 2022 YTD 11Note: $ in millions Commercial Banking Growth Focus on operating company relationships $6,022 $3,409

12 New Commercial Relationships B al an ce S he et - M ill io ns N um ber of N ew R elationships $245.4 $296.0 $210.3 $214.3 $253.4 $48.1 $228.9 $51.1 $47.6 $95.0 353 303 327 313 269 Loan balances ($M) Deposit Balances ($M) New Commercial Relationships 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 1,212 New commercial relationships $423M New deposits $1.0B Loans funded Over the past 12 months Note: 4Q22 includes new $130 million depositor Note: New relationship count and loan/deposit balances as of initial quarter of funding. Focus on bringing in higher quality new relationships

13 Improving Customer Experiences Customer Engagement Process Improvement Data Analytics ▪ Upgraded online functionality ▪ New website design ▪ Commercial customer portal improvements ▪ Real time person-to-person payments ▪ Optimizing client onboarding ▪ Workflow automation ▪ Treasury management efficiency ▪ Connecting customer experience KPIs to business line strategy ▪ Upgraded customer householding ▪ Expanded core integration ▪ Internal consolidation of data teams ▪ Including customer experience results in commercial CRM

14 Focus on Credit Discipline • Chief Credit Officer joined in 2020 from a Regional Bank bringing 25+ years of banking experience • Improved process and procedures • Improving talent throughout credit admin • Centralized function at HTLF • Cohesive approach in all markets • Focus on improving the credit profile of the new commercial relationships 30-89 Day Past due to Gross Loans HFI NPAs / Assets 0.27% 0.21% 0.33% 0.23% 0.07% 0.04% 0.12% 2017 2018 2019 2020 2021 2022 3Q 2023 0.76% 0.69% 0.66% 0.53% 0.37% 0.33% 0.33% 2017 2018 2019 2020 2021 2022 3Q 2023

15 Improving Quality of Capital Base Growing Common Equity Tier 1 Capital Total Risk Based Capital 10.1% 10.7% 10.9% 10.9% 11.5% 11.1% 11.4% 2017 2018 2019 2020 2021 2022 3Q 2023 13.5% 13.7% 13.8% 14.7% 15.9% 14.8% 14.9% 2017 2018 2019 2020 2021 2022 3Q 2023 1. AOCI (accumulated other comprehensive income) losses as of 9/30 CET1 Ratio pro-forma including AOCI losses of $643 million1 is 7.25%, exceeding well capitalized levels

As of 3Q23 Asset 5Y CAGR 12.2 % Gross Loans 5Y CAGR 9.8 % Deposits 5Y CAGR 12.3% 5Y Average ROATCE, non-GAAP1 15.9 % EPS (TTM) 5Y CAGR 9.4 % Dividend 5Y CAGR 15.3 % Revenue/FTE 5Y CAGR2 6.0% 16 Commitment to Deliver Long Term Growth 5-year Lookback 1. See appendix for reconciliation of non-GAAP financial measures 2. Revenue/FTE is measured based on the quarterly data.

17 HTLF Investment Thesis 1. See appendix for reconciliation of non-GAAP financial measures Organic Growth Healthy Returns Strong Customer Deposits Improving Efficiency Organic growth driven by local market expertise, talent additions, and the build out of our middle market banking group Large granular and diversified customer deposit base that supports a healthy net interest margin Charter consolidation and branch optimization paired with leveraging new technology Long term focus on EPS growth and consistently increasing dividends Solid Credit Profile Solid credit metrics a with a well diversified portfolio reduces credit risk Strong Balance Sheet Low loan to deposit ratio with a liquid securities portfolio LTM Organic Loan Growth of $0.9B EPS 5Y CAGR = 9% Dividend 5Y CAGR = 15% Avg Commercial = $130K No Industry > than 10% DDA = 33% Cust. Dep. YTD 2023 Adjusted Efficiency Ratio1 = 59.0% NPAs/Assets cut in half while growing the bank 69% L/D ratio $5.5B in AFS securities

Financial Summary 18

HTLF

Strength. Insight. Growth.

Company Overview

NASDAQ: HTLF



Rocky Mountain Bank
MINNESOTA
WISCONSIN
DUBUQUE BANK
ILLINOIS
Bank of Blue Valley
CITYWIDE BANKS
PREMIER VALLEY BANK
Arizona Bank & Trust
NEW MEXICO
FirstBank

Greenwich CX Leader 2022

Greenwich Award

Six of our brands named 2022 Customer Experience Leaders in the US Commercial Small Business Banking or US Commercial Middle Market Banking

Forbes 2023 AMERICA'S BEST BANKS

Forbes America's Best Banks 2023

Named for the seventh consecutive year

NILSON REPORT

Nilson Report

Ranked HTLF among the top U.S. commercial credit card issuers for the eighth year in a row

$1B in Purchase Volume

In 2021, HTLF surpassed $1B in purchase volume as a commercial credit card issuer

Fiscal 3Q 2023 Financial Highlights

Dollars in millions

		As of 3Q23
Balance Sheet	Total Assets	$20,130
	Total Loans Held for Investment	$11,872
	Total Deposits	$17,101
	Loan / Deposit Ratio	69.4 %
	Tangible Common Equity [1]	$1,119
	Total Common Equity	$1,715
Capital	Total Common Equity / Total Assets	8.52 %
	Tang. Common Equity / Tang. Assets [1]	5.73 %
	Tier 1 Leverage Ratio	9.59 %
	CET1 Ratio	11.37 %
	Tier 1 Capital Ratio	12.08 %
	Total RBC Ratio	14.90 %

		QTD	*YTD*
Profitability	Return on Avg. Assets	0.94 %	1.00 %
	Return on Avg. Tangible Common Equity [1]	16.34 %	17.83 %
	Net Interest Margin, fully tax-equivalent [1]	3.18 %	3.27 %
	Cost of Total Customer Deposits	1.52 %	1.21 %
	Adjusted Efficiency Ratio FTE [1]	59.95 %	58.98 %
Asset Quality	NPAs / Assets	0.33 %	
	NCOs / Avg. Loans	0.12 %	0.14 %
Other Metrics	Assets Under Management	$5,049	
	Market Capitalization	$1,255	

Note: Coalition Greenwich is a division of CRISIL, an S&P Global Company, and is a leading global provider of strategic benchmarking, analytics and insights to the financial services industry.

1. See appendix for reconciliation of non-GAAP financial measures

19

20 3Q 2023 Highlights 11.4% CET1 Ratio Continues to Climb ▪ 30bps improvement from the beginning of the year $46.1 Million Available to Common Shareholders ▪ $1.08 EPS, reported ▪ Includes $0.04 of restructuring costs Customer Deposits Fund Loan Growth ▪ $154 million of loan growth ▪ $152 million of customer deposit growth NIM1 Stabilizing ▪ Decreased slowed to 5bps Charter Consolidation Finalized ▪ Completed the consolidation of two bank charters during the quarter ▪ Final bank consolidation completed in early October 2023 Stable Credit Performance ▪ Delinquencies steady at 12bps of total loans ▪ NPL's declined $11.6 million to 44 bps of loans ▪ NPA's steady at 33bps of total assets ▪ NCO's @ 12 bps of total loans 1. NIM calculated as fully taxable equivalent - See appendix for reconciliation of non-GAAP financial measures $367M Reduction in Wholesale Funding ▪ Wholesale deposits declined $715 million ▪ Short-term borrowings increased $348 million

$0.59 $0.68 $0.80 $0.96 $1.09 $0.90 17% 16% 22% 19% 23% 27% Dividends Payout Ratio 2018 2019 2020 2021 2022 2023 YTD $3.52 $4.14 $3.57 $5.00 $4.79 $3.37 2018 2019 2020 2021 2022 2023 YTD 21 HTLF Diluted EPS and Common Dividends Increasing Dividends to Shareholders Diluted EPS Common Dividends For more than 40 years, HTLF has increased or maintained our quarterly common dividend.

Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Revenue / FTE ($000) 0.93 1.19 1.08 1.00 0.94 2020 2021 2022 2023 YTD 3Q 2023 $322.4 $316.7 $349.4 $362.3 $351.6 2020 2021 2022 2023 YTD 3Q 2023 241.1 257.7 283.1 204.4 2020 2021 2022 2023 YTD 22 1. See appendix for reconciliation of non-GAAP financial measures 2. Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income - Non Interest Expense 3. Current year Revenue / FTE has been annualized 12.28 15.59 18.56 17.83 16.34 2020 2021 2022 2023 YTD 3Q 2023 Profitability Summary 3

3.69% 3.33% 3.37% 3.27% 3.23% 3.18% 2020 2021 2022 2023 YTD 2Q 2023 3Q 2023 23 Net Interest Margin Breakdown NIM FTE1 Trends Annualized NIM FTE1 3.45% 3.65% 3.40% 3.23% 3.18% 4.58% 5.21% 5.56% 5.91% 6.21% 2.92% 3.45% 3.67% 3.86% 3.78% 0.35% 0.74% 1.32% 1.86% 2.10% NIM FTE Yield on Loans Yield on Securities Cost of Deposits 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023 3Q 2023 Highlights ▪ Loan yields increased 30 bps ▪ Average loans grew ~$175 million ▪ Cost of Total Deposits 2.10% ▪ Cost of Customer Deposits 1.52% ▪ Cost of Non Customer Deposits2 5.14% ▪ 27% Customer deposit beta through the cycle Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures 2. Non Customer Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs

3Q2023 Cost of Funds & Betas 24 Deposit Funding Attractive Customer Deposit Costs Portfolio ($M) Average Cost of Funds Beta Deposit Type 2Q 2023 3Q 2023 2Q 2023 3Q 2023 SEPT 2Q 2023 3Q 2023 Cycle Non Interest Bearing $4,898 $4,793 0.00% 0.00% 0.00 % Interest Bearing $8,149 $8,190 1.65% 2.01% 2.16% 105% 133% 35 % Customer Non-Time $13,047 $12,983 1.04% 1.26% 1.37% 72% 82% 22 % Customer Time $1,598 $1,814 2.82% 3.47% 3.50% 243% 242% 61 % Customer Deposits $14,645 $14,797 1.20% 1.52% 1.62% 92% 119% 27 % Non Customer Deposits1 $3,018 $2,303 5.04% 5.14% 5.16% 86% 37% 93 % Total Deposits $17,663 $17,100 1.86% 2.10% 2.16% 114% 90% 38 % Cost of Deposits and Beta Trends Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. Non Customers Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 5% 13% 41% 105% 119% 14% 23% 66% 129% 90% 2.12% 3.80% 4.68% 5.16% 5.43% 1.52% 2.10% Customer Deposit Beta Total Deposit Beta Fed Funds Customer Deposit Costs Total Deposit Costs 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023

Commercial Revenue 48% Consumer Revenue 40% Loan Sales & Servicing 6% Other 6% 25 Non Interest Income Diversified Revenue Mix $33.5 $41.3 $57.1 $44.8 $13.2 $18.4 $23.5 $19.4 $13.5 $14.6 $15.9 $13.2 $5.7 $7.0 $6.2 $3.8 $11.5 $8.3 Card Solutions Service Charges Retirement Plan Services Capital Markets 2020 2021 2022 2023 YTD Commercial Revenues ($M) Consumer Revenues ($M) $38.6 $47.9 $48.1 $36.8 $14.1 $18.0 $20.9 $17.0 $6.6 $8.9 $7.9 $5.7 $17.9 $21.0 $19.3 $14.1 Service Charges Debit Interchange Private Client 2020 2021 2022 2023 YTD Note: Non Interest Income excludes security gains/losses 1. Private Client includes: Wealth Management, Brokerage, & Insurance Fees 1 Breakdown 17% of Total Revenues

2.51% 2.33% 2.26% 2.20% 2.18% 2.34% 2.22% 2.16% 2.12% 2.08% Core Expenses Non-Core Expenses 2020 2021 2022 2023 YTD 3Q 2023 56.65% 59.48% 57.74% 58.98% 59.95% 2020 2021 2022 2023 YTD 3Q 2023 1. Non-Core Expenses include: restructuring costs, tax credits, CDI Amortization, and gains/losses on sale of assets 2. See appendix for reconciliation of non-GAAP financial measures Adjusted Efficiency Ratio2 Trend Core Expenses as a % of Average Assets 26 Operating Efficiency Improving Core Costs 2 1,2

• Collateralized borrowing capacity of $3.1 billion • Principal cash flow from portfolio of ~$1.2 billion over the next 12 months, as of 9/30/23. • Total unencumbered AFS securities as of 9/30 is $3.5 billion to allow for flexibility in balance sheet management 27 9/30 Sources of Liquidity ($M) Highly Liquid Balance Sheet Strong Liquidity Sources with Access to Significant Funding Type Outstandings Available FRB Window $ — $ 1,338.0 Fed BTFP — 613.1 FHLB Advances 351.8 1,142.2 Total Securitized 351.8 3,093.3 Federal Funds Purchased — 295.0 Wholesale / Brokered CDs1 2,163.3 1,864.0 Total Unsecured 2,163.3 2,159.0 Total $ 2,515.1 $ 5,252.3 On-Balance Sheet Cash & Equivalents $ 348.0 AFS securities, unencumbered 3,536.8 Total On-Balance Sheet $ 3,884.8 Liquidity Metrics 6/30/2023 9/30/2023 Cash + AFS / Assets 32.2% 29.0% Loans / Deposits 65.3% 69.4% Loans / Customer Deposits 78.8% 80.2% Investments / Assets 34.8% 31.8% Total Borrowings / Assets 3.7% 3.8% 1. Brokered availability based on internal limit

Sector Amortized Cost Basis Unrealized G/L US Treasury $ 32.4 $ (0.6) US Agency 48.0 (6.9) Municipal 982.6 (207.9) MBS - Agency 1,910.7 (316.4) MBS - Non-Agency 2,058.4 (163.4) CMBS - Agency 98.5 (17.1) CMBS - Non-Agency 621.2 (18.7) ABS 397.4 (13.0) Corporate Bonds 59.2 (2.7) Equities w/ determinable value 20.8 — Total AFS Investments 6,229.2 (746.7) Municipal 835.5 (76.8) Total HTM Investments 835.5 (76.8) Other Investments 90.0 — Total $ 7,154.7 $ (823.5) 28 Investment Portfolio Portfolio Detail ($M) as of 9/30/23 • Principal cash flow from portfolio of ~$1.2 billion over the next 12 months, as of 9/30/23. • HTM securities are 13.0% of total securities • Hedge of $838 million notional principal long dated tax exempt munis and agency MBS reduces AFS duration by ~1 year Investment Portfolio ($ in Millions) 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Book Yield 1.94% 3.45% 3.63% 3.86% 3.78% Modified Duration of AFS 5.28 5.43 5.43 5.44 5.37 Modified Duration of AFS w/ Hedge 5.28 5.43 5.43 4.77 4.65 $ Investments Pledged (EoQ) $1,266 $1,487 $2,964 $2,879 $2,655 % HTM / Total Investments (EoQ) 11.9% 11.8% 11.9% 12.4% 13.0% $6,789 $6,671 $6,416 $6,229 $6,147 $6,097 $5,798 $5,483 $642 $574 $618 $747 Fair Value Unreal. Loss 12/31/22 03/31/23 06/30/23 09/30/23 YTD AFS Cost Basis Trend ($M)

Loan Composition by Product Type Loans by Bank Division Loans Held to Maturity ($M)Operating Line Utilization Rates C&I 31% CRE-OO 20% CRE-NOO 22% RESI 7% AG 7% CONS 4% CONST 9% Yield: 6.21%1 CO 14% TX 14% NM 8% IA 9% IL 9% AZ 13% WI 10% KS/MO 5% CA 8% MN 6% MT 4% 33% 35% 33% 33% 33% 36% 46% 39% 40% 34% C&I Loans Ag 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 $10,924 $11,428 $11,495 $11,718 $11,872 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 291. Based on average loans QTD as of September 30, 2023 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.01% Diversified Loan Portfolio Across both Product and Footprint

Manufacturing 18% Wholesale Trade 11% Construction 10% Real Estate 10% Health Care 7% Educational Services 6% Finance 6% Retail Trade 6% Administrative Support Services 3% All Other 23% ▪ Diversified across Industry and Geography • No Industry > 18% • No Geographic market > 17% ▪ Granular portfolio - $622 thousand average loan size ▪ 0.56% non accrual C&I Loans ($M) Geographic Diversification (by Bank Division) Highlights CO 13% AZ 17% CA 13% NM 6% TX 9% IA 10% IL 9% KS/MO 6% WI 8%MN 7% MT 2% $3,279 $3,464 $3,498 $3,591 $3,592 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 30 Industry Type C&I Portfolio 31% of total loans

CO 22% AZ 12% NM 7% CA 12% TX 10% IL 9% WI 11% KS/MO 5% IA 5% MN 4% MT 3%Real Estate 18% Retail Trade 13% Manufacturing 12% Health Care 11% Other Services 9% Construction 7% Wholesale Trade 6% Accomodation /Food Service 5% Arts & Entertainment 4% All Other 15% ▪ Diversified across Property and Geography ▪ Granular portfolio - $1.0 million average loan size ▪ 0.24% non accrual CRE-OO Loans ($M) Geographic Diversification (by Bank Division) Highlights Property Type - Diversified by Industry $2,286 $2,265 $2,313 $2,399 $2,430 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 31 CRE Owner Occupied Portfolio 20% of total loans

Highlights Hospitality 15% Logistics/ Distribution 10% Medical 17% Multifamily 11% Office 16% Retail 17% Industrial Flex/ Other 8% Other 6% CO 23% NM 10% TX 9% MN 9% AZ 10% KS/MO 5% IA 6% IL 11% CA 9%WI 5% MT 3% ▪ Diversified across property and geography, by bank division ▪ Average Loan Balances: • Total Portfolio - $1.9 million • Top 20 Loans - $22.7 million ▪ 4.70 average years to maturity ▪ 0.25% nonaccrual CRE-NOO Loans ($M) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $2,220 $2,331 $2,421 $2,531 $2,656 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 32 CRE Non Owner Occupied Portfolio 22% of total loans

CRE-NOO Office Loans ($M) Geographic Diversification (by Bank Division) $352 $380 $425 $408 $426 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 33 CRE Non Owner Occupied - Office 3.6% of total loans Highlights 1. LTV and the debt service coverage ratio is only calculated on commercial loans greater than $1 million CO 30% MN 23% TX 6% NM 7% CA 9% KS/MO 7% IA 7% IL 3% AZ 5% WI 1%MT 2% ▪ Diversified across geography, by bank division ▪ 3.6% of portfolio by balance / 2.8% of portfolio by exposure ▪ Granular portfolio - $1.5 million average loan size ▪ Top 20 customers have a $10.6 million average loan size ▪ 57% Average LTV of portfolio1 ▪ 1.45 debt service coverage ratio1 ▪ 0% nonaccrual ▪ Mostly non-central business district

34 Construction Portfolio 9% of total loans CO 29% TX 13% AZ 15% CA 10% NM 4% IL 10% WI 6% KS/MO 3% IA 4% MN 3% MT 3% Multifamily 31% Logistics/ Distribution 21% Land 14% 1-4 Family 11% Industrial Flex/ Other 7% Office 4% Medical 5% Other 7% ▪ Diversified across property type and geography, by bank division ▪ 3.02 average years to maturity ▪ 0.27% nonaccrual / 2.46% Non Pass Construction Loans ($B) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $1.0 $1.1 $1.1 $1.0 $1.0 $0.9 $0.9 $1.0 $0.8 $0.8 Balance Unfunded 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Highlights Total Portfolio Top 20 Loans Avg Loan Balance $933K $10.6M Avg Loan Exposure $1.6M $24.5M

CA 26% TX 20% WI 16% IA 10% NM 8% MT 11% KS/MO 4% Other HTLF Markets 5% ▪ Diversified across Commodity and Geography ▪ Granular portfolio - $356 thousand average loan size ▪ 1.13% non accrual ▪ Crop ins. is required on exposures >$500,000 Highlights Geographic Diversification (by Bank Division) Beef Production 22% Corn and Soybeans 24% Cotton Farming 11% Dairy Cattle and Milk Production 10% Wheat Farming 4% Hog and Pig Farming 1% Other Farming 28% $781 $921 $810 $840 $842 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 35 Agriculture Portfolio 7% of total loans Agriculture Loans ($M) Commodity Type

Deposit Flows ($B) 36 Deposit Summary Diversified and Stable Deposit Base Uninsured Deposits ($B) $17.1 $6.2 36% Total Deposits Brokered ICS Collateralized Insured Uninsured/ Non- Collateralized $3.0 64% $1.9 $1.1 $5.7 $17.2 $17.5 $17.7 $17.6 $17.0 $9.8 $9.5 $9.2 $9.2 $9.3 $5.9 $5.7 $5.5 $5.4 $5.4 $1.5 $2.3 $3.0 $3.0 $2.3 Commercial Consumer Non Customer 3Q 2022 4Q 2022 1Q2023 2Q2023 3Q2023 • Customer deposits grew $152 million ◦ Commercial deposits saw an increase of ~$138 million • Diversified deposit base ◦ Across footprint with no market > 13% ◦ No industry > than 10% • Attractive customer deposit book ◦ 33% Non Interest Bearing ◦ 1.52% Customer deposit costs ◦ 26.9% cycle beta • 64% of deposits insured/collateralized Average Deposit Account Balance 3Q 2023 +/- from 2Q Consumer $20,446 $83 Commercial $129,533 $4,853 Public Funds $1,765,864 $(101,940) 1. Non Customer Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 1

Non Interest Bearing 28% Interest Bearing Checking 27% Savings 7% Money Market 14% Time 11% Total Wholesale/ Institutional Deposits 13% Geographic Diversification (by Bank Division)1 Commercial Customer Diversification 2 37 Deposit Diversification Total Deposit Composition Public Admin 9% Health Care 9% Construction 10% Real Estate Rental 7% Non-Profit 8% Finance 6% Education 6% Professional Services 7% Manufacturing 7% Retail Trade 4% Wholesale Trade 4% Other 23% 1. Other Deposits included Brokered and Trust MMDA not allocated to a division. TX 11% CO 11% NM 13% IA 8% IL 9% AZ 9% WI 7% KS/MO 6% CA 6% MN 3% MT 3% Other 14% Non Interest Bearing 33% Interest Bearing Checking 31% Savings 8% Money Market 16% Time 12% Customer Deposit Composition $17.1B $14.8B

10.92 11.53 11.07 11.37 7.25 CET1 Ratio CET1 w/ AOCI 2020 2021 2022 3Q 2023 CET1 6.50 TCE/TA (%) 1,2 Tier 1 Leverage Ratio (%) CET1 Ratio (%) Total Risk Based Capital Ratio (%) 7.81 7.84 5.21 5.73 7.42 7.86 8.11 8.73 TCE/TA Adjusted TCE/TA 2020 2021 2022 3Q 2023 9.02 8.57 9.13 9.59 5.00 2020 2021 2022 3Q 2023 14.71 15.90 14.76 14.90 10.78 Total RBC Ratio (%) RBC w/ AOCI 2020 2021 2022 3Q 2023 38 1. See appendix for reconciliation of non-GAAP financial measures 2. Adjusted TCE/TA is calculated excluding AOCI Note: Lines depict well capitalized bank levels Consolidated Capital Ratios Exceeding Well Capitalized Levels 10.00 5.00

$22,881 $7,362 $4,766 $13,816 0.23% 0.07% 0.04% 0.12% Delinquencies ($000) Delinq. / Total Loans (%) 2020 2021 2022 3Q 2023 Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days $94,970 $71,889 $66,931 $66,178 0.53% 0.37% 0.33% 0.33% NPAs ($000) NPAs / Assets (%) 2020 2021 2022 3Q 2023 $88,106 $69,919 $58,504 $51,815 0.88% 0.70% 0.51% 0.44% NPLs ($000) NPLs / Gross Loans (%) 2020 2021 2022 3Q 2023 $28,918 $3,812 $11,241 $11,960 0.32% 0.04% 0.11% 0.14% NCOs ($000) NCOs / Avg Loans (%) 2020 2021 2022 2023 YTD 39 Summary Asset Quality Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due. Non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets

1.15% 1.13% 1.16% 1.11% 1.08% 0.97% 0.96% 0.98% 0.95% 0.93% 0.18% 0.17% 0.18% 0.16% 0.15% Allowance for Credit Allowance for Unfunded 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 $20,196 $17,480 Balance: 12/31/2022 Balance: 9/30/2023 Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) $109,483 $12,685 $(15,728) $3,768 $110,208 Balance: 12/31/2022 Provision for credit losses Charge-offs Recoveries Balance: 9/30/2023 40 Allowance for Credit Related Losses

41 Integrity Community Accountability Excellence Always do the right thing - be honest and open Engage your community and your team - support one another and unlock the potential around you Own the opportunity and the outcome - keep your promises, follow through and follow up Exceed expectations - every customer, every time We See Growth Everywhere MISSION STATEMENT: Enriching lives one customer, employee and community at a time VISION STATEMENT: We will be a top-performing and admired banking organization, actively contributing to the vitality of the communities where we live and work and delivering financial expertise and excellent experiences. VALUES AND GUIDING PRINCIPLES:

42 2022 Highlights 25% Board diversification continually evolving and targeting diverse candidates $808 thousand in charitable contributions gifted to local organizations $1.6 billion in Small Business loans carrying balance Planted ~2,000 trees, one per FTE facilitated by the 'One Tree Planted' organization Together, We Make a Difference ESG Highlights 12,000+ in employee volunteer hours contributed Financing the development of low income housing Investing in solar energy

43 Contact Information

45 Non-GAAP Reconciliations

Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Adjusted efficiency ratio, fully tax equivalent, expresses non-interest expenses as a percentage of fully tax-equivalent net interest income and non-interest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and non-interest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this presentation. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Adjusted tangible common equity ratio is total common equity less goodwill, core deposit and customer relationship intangibles, net, and accumulated other comprehensive income (loss), divided by total assets less goodwill, core deposit and customer relationship intangibles, net and the fair value adjustment on securities and derivatives, net of deferred taxes. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength, composition and trends on a comparable basis by excluding the variability of the fair value of securities and derivatives, net of deferred taxes. Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Annualized ratio of core expenses to average assets adjusts noninterest expenses to exclude specific items noted in the reconciliation. Management includes this measure as it is considered to be a critical metric to analyze and evaluate controllable expenses related to primary business operations. 46 Non-GAAP Financial Measures

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations

(Dollars in thousands except per share data)

	Full Yr 2022	Full Yr 2021	Full Yr 2020
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)			
Common stockholders' equity (GAAP)	$ 1,624,350	$ 2,071,473	$ 1,968,526
Less goodwill	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	25,154	32,988	42,383
Tangible common stockholders' equity (non-GAAP)	**$ 1,023,191**	**$ 1,462,480**	**$ 1,350,138**
Common shares outstanding, net of treasury stock	42,467,394	42,275,264	42,093,862
Common stockholders' equity (book value) per share (GAAP)	$ 38.25	$ 49.00	$ 46.77
Tangible book value per common share (non-GAAP)	$ 24.09	$ 34.59	$ 32.07
Reconciliation of Tangible Common Equity Ratio (non-GAAP)			
Tangible common stockholders' equity (non-GAAP)	$ 1,023,191	$ 1,462,480	$ 1,350,138
Total assets (GAAP)	$ 20,244,228	$ 19,274,549	$ 17,908,339
Less goodwill	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	25,154	32,988	42,383
Total tangible assets (non-GAAP)	**$ 19,643,069**	**$ 18,665,556**	**$ 17,289,951**
Tangible common equity ratio (non-GAAP)	5.21 %	7.84 %	7.81 %
Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP)			
Tangible common stockholders' equity (non-GAAP)	$ 1,023,191	$ 1,462,480	$ 1,350,138
Accumulated other comprehensive loss (income)	620,006	5,752	(72,719)
Adjusted tangible common equity (non-GAAP)	$ 1,643,197	$ 1,468,232	$ 1,277,419
Total tangible assets (non-GAAP)	$ 19,643,069	$ 18,665,556	$ 17,289,951
Accumulated other comprehensive loss (income)	620,006	5,752	(72,719)
Total adjusted tangible assets (non-GAAP0	$ 20,263,075	$ 18,671,308	17,217,232
Adjusted tangible common equity (non-GAAP)	8.11 %	7.86 %	7.42 %
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)			
Net Interest Income (GAAP)	$ 598,236	$ 560,560	$ 491,729
Plus tax-equivalent adjustment(2)	8,399	7,212	5,466
Net interest income, tax-equivalent (non-GAAP)	**$ 606,635**	**$ 567,772**	**$ 497,195**
Average earning assets	$ 18,021,134	$ 17,025,088	$ 13,481,613
Annualized net interest margin (GAAP)	3.32 %	3.29 %	3.65 %
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.37 %	3.33 %	3.69 %
Purchase accounting discount amortization on loans included in annualized net interest margin	0.04 %	0.09 %	0.12 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

47

Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) $ 598,236 $ 560,560 $ 491,729 Tax-equivalent adjustment(1) 8,399 7,212 5,466 Fully tax-equivalent net interest income 606,635 567,772 497,195 Noninterest income (GAAP) 128,264 128,935 120,291 Securities gains, net 425 (5,910) (7,793) Unrealized (gain) loss on equity securities, net 622 (58) (640) Valuation adjustment on servicing rights (1,658) (1,088) 1,778 Adjusted income (non-GAAP) $ 734,288 $ 689,651 $ 610,831 Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Less: Core deposit and customer relationship intangibles amortization 7,834 9,395 10,670 Partnership investment in tax credit projects 5,040 6,303 3,801 (Gain) loss on sales/valuations of assets, net (1,047) 588 5,101 Acquisition, integration and restructuring costs 7,586 5,331 5,381 Core expenses (non-GAAP) $ 423,964 $ 410,195 $ 346,010 Efficiency ratio (GAAP) 61.03% 62.63% 60.61 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 57.74% 59.48% 56.65 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Core expenses (non-GAAP) 423,964 410,195 346,010 Average assets $ 19,621,839 $ 18,508,273 $ 14,782,605 Total noninterest expenses to average assets (GAAP) 2.26% 2.33% 2.51 % Core expenses to average assets (non-GAAP) 2.16% 2.22% 2.34% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 48 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 204,130 $ 211,873 $ 133,487 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 6,189 7,422 8,429 Net income excluding intangible amortization (non-GAAP) $ 210,319 $ 219,295 $ 141,916 Average common equity (GAAP) $ 1,738,041 $ 2,020,200 $ 1,656,708 Less average goodwill 576,005 576,005 456,854 Less average core deposit and customer relationship intangibles, net 28,912 37,554 44,298 Average tangible common equity (non-GAAP) $ 1,133,124 $ 1,406,641 $ 1,155,556 Annualized return on average common equity (GAAP) 11.74% 10.49% 8.06 % Annualized return on average tangible common equity (non-GAAP) 18.56% 15.59% 12.28% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 49

9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Reconciliation of Tangible Book Value Per Common Share (non-GAAP) Common stockholders' equity (GAAP) $ 1,714,825 $ 1,748,285 $ 1,718,700 $ 1,624,350 $ 1,545,253 Less goodwill 576,005 576,005 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 20,026 21,651 23,366 25,154 26,995 Tangible common stockholders' equity (non-GAAP) $ 1,118,794 $ 1,150,629 $ 1,119,329 $ 1,023,191 $ 942,253 Common shares outstanding, net of treasury stock 42,656,303 42,644,544 42,558,726 42,467,394 42,444,106 Common stockholders' equity (book value) per share (GAAP) $ 40.20 $ 41.00 $ 40.38 $ 38.25 $ 36.41 Tangible book value per common share (non-GAAP) $ 26.23 $ 26.98 $ 26.30 $ 24.09 $ 22.20 Reconciliation of Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,118,794 $ 1,150,629 $ 1,119,329 $ 1,023,191 $ 942,253 Total assets (GAAP) $ 20,129,793 $ 20,224,716 $ 20,182,544 $ 20,244,228 $ 19,682,950 Less goodwill 576,005 576,005 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 20,026 21,651 23,366 25,154 26,995 Total tangible assets (non-GAAP) $ 19,533,762 $ 19,627,060 $ 19,583,173 $ 19,643,069 $ 19,079,950 Tangible common equity ratio (non-GAAP) 5.73% 5.86% 5.72% 5.21% 4.94 % Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,118,794 $ 1,150,629 $ — $ 1,119,329 $ 1,023,191 $ 942,253 Accumulated other comprehensive loss 642,838 575,240 566,919 620,006 650,636 Adjusted tangible common equity (non-GAAP) $ 1,761,632 $ 1,725,869 $ — $ 1,686,248 $ 1,643,197 $ 1,592,889 Total tangible assets (non-GAAP) $ 19,533,762 $ 19,627,060 $ 19,583,173 $ 19,643,069 $ 19,079,950 Fair value adjustment for securities and derivatives, net of deferred taxes 642,838 575,240 566,919 620,006 650,636 Total adjusted tangible assets (non-GAAP) $ 20,176,600 $ 20,202,300 $ 20,150,092 $ 20,263,075 $ 19,730,586 Adjusted tangible common equity ratio (non-GAAP) 8.73% 8.54% 8.37% 8.11% 8.07%871039 037476 854511 058282 956851 Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 145,756 $ 147,132 $ 152,212 $ 165,220 $ 155,876 Plus tax-equivalent adjustment(1) 2,152 2,136 2,209 2,152 2,151 Net interest income, fully tax-equivalent (non-GAAP) $ 147,908 $ 149,268 $ 154,421 $ 167,372 $ 158,027 Average earning assets $18,439,010 $18,523,552 $18,392,649 $18,175,838 $18,157,795 Annualized net interest margin (GAAP) 3.14% 3.19% 3.36% 3.61% 3.41 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.18% 3.23% 3.40% 3.65% 3.45 % Purchase accounting discount amortization on loans included in annualized net interest margin 0.01% 0.03% 0.02% 0.03% 0.03% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 50 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

HTLF
Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

(Dollars in thousands except per share data)

	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent					
Net interest income (GAAP)	$ 145,756	$ 147,132	$ 152,212	$ 165,220	$ 155,876
Tax-equivalent adjustment[(1)]	2,152	2,136	2,209	2,152	2,151
Fully tax-equivalent net interest income	147,908	149,268	154,421	167,372	158,027
Noninterest income (GAAP)	28,383	32,493	29,999	29,975	29,181
Securities losses, net	114	314	1,104	153	1,055
Unrealized (gain) loss on equity securities, net	(13)	41	(193)	7	211
Adjusted revenue (non-GAAP)	**$ 176,392**	**$ 182,116**	**$ 185,331**	**$ 197,507**	**$ 188,474**
Total noninterest expenses (GAAP)	$ 111,053	$ 109,446	$ 111,043	$ 117,218	$ 108,883
Less:					
Core deposit and customer relationship intangibles amortization	1,625	1,715	1,788	1,841	1,856
Partnership investment in tax credit projects	1,136	154	538	3,247	979
(Gain) loss on sales/valuation of assets, net	108	(3,372)	1,115	2,388	(251)
Acquisition, integration and restructuring costs	2,429	1,892	1,673	2,442	2,156
Core expenses (non-GAAP)	**$ 105,755**	**$ 109,057**	**$ 105,929**	**$ 107,300**	**$ 104,143**
Efficiency ratio (GAAP)	63.77 %	60.93 %	60.94 %	60.05 %	58.84 %
Adjusted efficiency ratio, fully tax-equivalent (non-GAAP)	59.95 %	59.88 %	57.16 %	54.33 %	55.26 %
Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP)					
Total noninterest expenses (GAAP)	$ 111,053	$ 109,446	$ 111,043	$ 117,218	$ 108,883
Core expenses (non-GAAP)	105,755	109,057	105,929	107,300	104,143
Average assets	$ 20,207,920	$ 20,221,511	$ 20,118,005	$ 19,913,849	$ 19,775,341
Total noninterest expenses to average assets (GAAP)	2.18 %	2.17 %	2.24 %	2.34 %	2.18 %
Core expenses to average assets (non-GAAP)	2.08 %	2.16 %	2.14 %	2.14 %	2.09 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

51

52 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP) Net income available to common stockholders (GAAP) $ 46,078 $ 47,404 $ 50,763 $ 58,642 $ 54,551 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 1,284 1,354 1,413 1,455 1,466 Net income available to common stockholders excluding intangible amortization (non-GAAP) $ 47,362 $ 48,758 $ 52,176 $ 60,097 $ 56,017 Average common stockholders' equity (GAAP) $ 1,746,818 $ 1,727,013 $ 1,655,860 $ 1,548,739 $ 1,674,306 Less average goodwill 576,005 576,005 576,005 576,005 576,005 Less average core deposit and customer relationship intangibles, net 20,821 22,481 24,238 26,046 27,902 Average tangible common stockholders' equity (non-GAAP) $ 1,149,992 $ 1,128,527 $ 1,055,617 $ 946,688 $ 1,070,399 Annualized return on average common equity (GAAP) 10.47% 11.01% 12.43% 15.02% 12.93 % Annualized return on average tangible common equity (non-GAAP) 16.34% 17.33% 20.05% 25.19% 20.76% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

For the Nine Months Ended September 30, 2023 2022 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) $ 445,100 $ 433,016 Tax-equivalent adjustment(1) 6,497 6,247 Fully tax-equivalent net interest income 451,597 439,263 Noninterest income (GAAP) 90,875 98,289 Securities losses, net 1,532 272 Unrealized (gain)/loss on equity securities, net (165) 615 Valuation adjustment on servicing rights — (1,658) Adjusted revenue (non-GAAP) $ 543,839 $ 536,781 Total noninterest expenses (GAAP) $ 331,542 $ 326,159 Less: Core deposit and customer relationship intangibles amortization 5,128 5,993 Partnership investment in tax credit projects 1,828 1,793 (Gain)/loss on sales/valuations of assets, net (2,149) (3,435) Acquistion, integration and restructuring costs 5,994 5,144 Core expenses (non-GAAP) $ 320,741 $ 316,664 Efficiency ratio (GAAP) 61.86% 61.39 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 58.98% 58.99 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 331,542 $ 326,159 Core expenses (non-GAAP) 320,741 316,664 Average assets $ 20,182,808 $ 19,523,433 Total noninterest expenses to average assets (GAAP) 2.20% 2.23 % Core expenses to average assets (non-GAAP) 2.12% 2.17% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 53 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

54 For the Nine Months Ended September 30, 2023 2022 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 144,245 $ 145,488 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 4,051 4,734 Net income excluding intangible amortization (non-GAAP) $ 148,296 $ 150,222 Average common equity (GAAP) $ 1,710,230 $ 1,801,835 Less average goodwill 576,005 576,005 Less average core deposit and customer relationship intangibles, net 22,501 29,878 Average tangible common equity (non-GAAP) $ 1,111,724 $ 1,195,952 Annualized return on average common equity (GAAP) 11.28% 10.80 % Annualized return on average tangible common equity (non-GAAP) 17.83% 16.79 % Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 445,100 $ 433,016 Plus tax-equivalent adjustment(1) 6,497 6,247 Net interest income, tax-equivalent (non-GAAP) $ 451,597 $ 439,263 Average earning assets 18,451,907 17,969,001 Annualized net interest margin (GAAP) 3.23% 3.22 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.27% 3.27% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)